Exhibit 24.A


                                POWER OF ATTORNEY


     Know all men by these presents:

     That I, Franklin E. Agnew, of Pittsburgh, Peensylvania, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's   Investment  Plan  Account  and  Systematic  Investment  Plan
     Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The  Prudential   Qualified   Individual   Variable  Contract  Account  and
     individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and group variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 19th day of March, 2001.


                                                     /s/ Franklin E. Agnew


State of South Carolina)
                       )  SS
County of Beaufort)

     On this 19th day of March, 2001, before me personally appeared Franklin E. Agnew, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:

KATHIE R. WILLIS
Notary Public, State of South Carolina
My Commission Expires Sept. 25, 2010

                                                     /s/ Kathie R. Willis
                                                         Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, Frederic K. Becker, of Short Hills, New Jersey, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's   Investment  Plan  Account  and  Systematic  Investment  Plan
     Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The  Prudential   Qualified   Individual   Variable  Contract  Account  and
     individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and group variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 24th day of January, 2001.


                                                     /s/ Frederic K. Becker


State of New Jersey)
                   )  SS
County of Middlesex)

     On this 24th day of January,  2001, before me personally  appeared Frederic
K. Becker, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires: July 9, 2002


                                                     /s/ Anne M. La Posta
                                                         Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, RICHARD J. CARBONE, of Newark, New Jersey, Senior Vice President & Chief Financial Officer of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's   Investment  Plan  Account  and  Systematic  Investment  Plan
     Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The  Prudential   Qualified   Individual   Variable  Contract  Account  and
     individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and group variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2001.

                                                     /s/ Richard J. Carbone
                                                     ---------------------------
                                                     Richard J. Carbone


State of New Jersey)
                   )  SS
County of Essex)



     On this 26th day of March, 2001, before me personally appeared Richard J. Carbone, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that he executed the same.

My commission expires: July 26, 2004



                                                       /s/ Ann L. Wellbrock
                                                           Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, Gilbert Casellas, of Chevy Chase, Maryland, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

         The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's   Investment  Plan  Account  and  Systematic  Investment  Plan
     Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The  Prudential   Qualified   Individual   Variable  Contract  Account  and
     individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and group variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 13th day of February, 2001.


                                                     /s/ Gilbert Casellas


State of New Jersey)
                   )  SS
County of Bergen)

     On this 13th day of February, 2001, before me personally appeared Gilbert Casellas, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires: December 18, 2001



                                                     /s/ Olivette Urbay Diaz
                                                          Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, James G. Cullen, of Alexandria, Virginia, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's   Investment  Plan  Account  and  Systematic  Investment  Plan
     Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The  Prudential   Qualified   Individual   Variable  Contract  Account  and
     individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and group variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 13th day of February, 2001.



                                                     /s/ James G. Cullen

State of New Jersey)
                   )  SS
County of Bergen)

     On this 13th day of February, 2001, before me personally appeared James G. Cullen, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires: December 18, 2001



                                                     /s/ Olivette Orbay Diaz
                                                          Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, Carolyne K. Davis, of New Hope, Pennsylvania, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's   Investment  Plan  Account  and  Systematic  Investment  Plan
     Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The  Prudential   Qualified   Individual   Variable  Contract  Account  and
     individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and group variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 13th  day of

February,  2001.

                                                     /s/ Carolyne K. Davis

State of New Jersey)
                   )  SS
County of Bergen)

     On this 13th day of February,  2001, before me personally appeared Carolyne
K. Davis, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires: December 18, 2001



                                                     /s/ Olivette Urbay Diaz
                                                          Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, Allan D. Gilmour, of Birmingham, Michigan, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's   Investment  Plan  Account  and  Systematic  Investment  Plan
     Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The  Prudential   Qualified   Individual   Variable  Contract  Account  and
     individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and group variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 13th  day of

February, 2001.

                                                     /s/ Allan D. Gilmour

State of Jersey)
               )  SS
County of Bergen)

     On this 13th day of February, 2001, before me personally appeared Allan D. Gilmour, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires: December 18, 2001



                                                     /s/ Olivette Urbay Diaz
                                                          Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, Jon F. Hanson, of Far Hills, NJ, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN
E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's   Investment  Plan  Account  and  Systematic  Investment  Plan
     Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The  Prudential   Qualified   Individual   Variable  Contract  Account  and
     individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and group variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 15th day of February, 2001.


                                                     /s/ Jon F. Hanson

State of  New Jersey)
                    )  SS
County of Bergen)

     On this 15th day of February, 2001, before me personally appeared Jon F. Hanson, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires: June 15, 2004



                                                     /s/ Marsha L. Marold
                                                         Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, Glen H. Hiner, of Toledo, Ohio, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN
E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's   Investment  Plan  Account  and  Systematic  Investment  Plan
     Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The  Prudential   Qualified   Individual   Variable  Contract  Account  and
     individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and group variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 6th day of February, 2001.


                                                     /s/ Glen H. Hiner

State of Ohio)
               )  SS
County of Lucas)

     On this 6th day of February, 2001, before me personally appeared Glen H. Hiner, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires: March 11, 2002



                                                     /s/ Shirley A. St. Julian
                                                           Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, Constance J. Horner, of Washington,DC, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's   Investment  Plan  Account  and  Systematic  Investment  Plan
     Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The  Prudential   Qualified   Individual   Variable  Contract  Account  and
     individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and group variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 13th day of February, 2001.


                                                     /s/ Constance J. Horner

State of New Jersey)
                   )  SS
County of Bergen)

     On this 13th day of February, 2001, before me personally appeared Constance
J. Horner, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires: December 18, 2001



                                                     /s/ Olivette Urbay Diaz
                                                          Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, Gaynor N. Kelley, of Chicago, Illinois, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's   Investment  Plan  Account  and  Systematic  Investment  Plan
     Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The  Prudential   Qualified   Individual   Variable  Contract  Account  and
     individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and group variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 2nd day of February, 2001.



                                                     /s/ Gaynor N. Kelley


State of New Jersey)
                   )  SS
County of Essex)

     On this 2nd day of February, 2001, before me personally appeared Gaynor N. Kelley, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires: October 21, 2001



                                                     /s/ Caryn Ellen Kenin
                                                         Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, Burton G. Malkiel, of Princeton, NJ, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's   Investment  Plan  Account  and  Systematic  Investment  Plan
     Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The  Prudential   Qualified   Individual   Variable  Contract  Account  and
     individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and group variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 12th day of February, 2001.



                                                     /s/Burton G. Malkiel

State of New Jersey)
                   )  SS
County of Bergen)

     On this 12th day of February, 2001, before me personally appeared Burton G. Malkiel, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:  December 18, 2001



                                                     /s/ Olivette Urbayu Diaz
                                                          Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, ANTHONY S. PISZEL, of Cedar Grove, New Jersey, Senior Vice President & Comptroller of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, CHRISTOPHER SPRAGUE and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's   Investment  Plan  Account  and  Systematic  Investment  Plan
     Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The  Prudential   Qualified   Individual   Variable  Contract  Account  and
     individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and group variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 27th day of March, 2001.



                                                     /s/ Anthony S. Piszel


State of New Jersey)
                   )  SS
County of Essex)

     On this 27th day of March, 2001, before me personally appeared Anthony S. Piszel, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that he executed the same.

My commission expires: July 26, 2004



                                                      /s/ Ann L. Wellbrock
                                                   Notary Public of New Jersey

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, Arthur F. Ryan, of Mendham, NJ, Chairman of the Board, President and Chief Executive Officer of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's   Investment  Plan  Account  and  Systematic  Investment  Plan
     Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The  Prudential   Qualified   Individual   Variable  Contract  Account  and
     individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and group variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 2nd day of February, 2001.


                                                     /s/ Arthur F. Ryan

State of New Jersey)  SS
                   ) SS
County of  Essex)

     On this 2nd day of February, 2001, before me personally appeared Arthur F. Ryan, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:  October 21, 2001



                                                     /s/ Caryn Ellen Kenin
                                                          Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, Ida F. S. Schmertz, of New York, New York, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's   Investment  Plan  Account  and  Systematic  Investment  Plan
     Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The  Prudential   Qualified   Individual   Variable  Contract  Account  and
     individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and group variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 13th day of February, 2001.


                                                     /s/ Ida F. S. Schmertz

State of New Jersey)
                   )  SS
County of Bergen)

     On this 13th day of February, 2001, before me personally appeared Ida F. S. Schmertz, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires: December 18, 2001



                                                     /s/ Olivette Urbay Diaz
                                                          Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, Charles R. Sitter, of Dallas, Texas, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's   Investment  Plan  Account  and  Systematic  Investment  Plan
     Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The  Prudential   Qualified   Individual   Variable  Contract  Account  and
     individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and group variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 21st day of March, 2001.



                                                     /s/ Charles R. Sitter

State of New Jersey)
                   )  SS
County of Essex)

     On this 21st day of March, 2001, before me personally appeared Charles R. Sitter, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s) he executed the same.

My commission expires: December 18, 2001



                                                  /s/ Olivette Urbay Diaz
                                                        Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, Donald L. Staheli, of Salt Lake City, Utah, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's   Investment  Plan  Account  and  Systematic  Investment  Plan
     Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The  Prudential   Qualified   Individual   Variable  Contract  Account  and
     individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and group variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 13th day of February, 2001.


                                                     Donald L. Staheli

State of New Jersey)
                   )  SS
County of Bergen)

     On this 13th day of February, 2001, before me personally appeared Donald L. Staheli, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires: December 18, 2001



                                                     /s/ Olivette Urbay Diaz
                                                          Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, Richard M. Thomson, of Toronto, Ontario, Canada, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's   Investment  Plan  Account  and  Systematic  Investment  Plan
     Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The  Prudential   Qualified   Individual   Variable  Contract  Account  and
     individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and group variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 1st day of February, 2001.

                                                     Richard M. Thomson

State of Ontario)
                )  SS
County of Canada)

     On this 1st day of February, 2001, before me personally appeared Richard M. Thomson, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires: N/A



                                                     /s/ Adriana Grace Sroskopf
                                                            Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, James A. Unruh, of Paradise Valley, Arizona, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's   Investment  Plan  Account  and  Systematic  Investment  Plan
     Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The  Prudential   Qualified   Individual   Variable  Contract  Account  and
     individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and group variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 29th day of January, 2001.


                                                     /s/ James A. Unruh

State of Arizons)
                )  SS
County of Maricopa)

     On this 29th day of January, 2001, before me personally appeared James A. Unruh, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires: September 30, 2002



                                                     /s/ Jacqueline A. Pramov
                                                          Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, P. Roy Vagelos, of Far Hills, NJ, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's   Investment  Plan  Account  and  Systematic  Investment  Plan
     Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The  Prudential   Qualified   Individual   Variable  Contract  Account  and
     individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and group variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 25th day of January, 2001.


                                                     /s/ P. Roy Vagelos

State of New Jersey)
                   )  SS
County of Somerset)

     On this 25th day of January, 2001, before me personally appeared P. Roy Vagelos, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires: November 9, 2003



                                                     /s/ Diane Taylor
                                                       Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, Stanley C. Van Ness, of Manasquan, NJ, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's   Investment  Plan  Account  and  Systematic  Investment  Plan
     Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The  Prudential   Qualified   Individual   Variable  Contract  Account  and
     individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and group variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 13th day of February, 2001.


                                                     /s/ Stanley C. Van Ness

State of New Jersey)
                   )  SS
County of Bergen)

     On this 13th day of February,  2001, before me personally  appeared Stanley
C. Van Ness, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires: December 18, 2001



                                                     /s/ Olivette Urbay Diaz
                                                           Notary Public

POWER OF ATTORNEY

     Know all men by these presents:

     That I, Paul A. Volcker, of New York, New York, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, JONATHAN D. SHAIN, C. CHRISTOPHER SPRAGUE, STEPHEN E. WIELER and ARTHUR D. WOODS lll or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's   Investment  Plan  Account  and  Systematic  Investment  Plan
     Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity Contracts, to the extent they represent participating interests in said Account; and shares of the common stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The  Prudential   Qualified   Individual   Variable  Contract  Account  and
     individual variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and group variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account; and

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

     The Prudential Provider Separate Account and related payout annuity contracts, to the extent they represent participating interests in said Account.


IN WITNESS WHEREOF, I have hereunto set my hands this 24th day of January, 2001.

                                                     /s/ Paul A. Volcker

State of New York)
                 )  SS
County of New York)

     On this 24th day of January 2001, before me personally appeared Paul A. Volcker, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires: May 31, 2002



                                                     /s/ Rita T. Harding
                                                         Notary Public